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                                                          RIVERSOURCE [LOGO](SM)
                                                               INVESTMENTS


                    PROSPECTUS SUPPLEMENT -- NOV. 16, 2006*

RiverSource Retirement Plus 2010 Fund (6/12/06)                      S-6507-99 C
RiverSource Retirement Plus 2015 Fund
RiverSource Retirement Plus 2020 Fund
RiverSource Retirement Plus 2025 Fund
RiverSource Retirement Plus 2030 Fund
RiverSource Retirement Plus 2035 Fund
RiverSource Retirement Plus 2040 Fund
RiverSource Retirement Plus 2045 Fund

Effective Nov. 10, 2006, the Portfolio Manager subsection of the Investment Manager section has been revised to remove the information for Jonathan Calvert. The rest of the section remains the same.




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S-6507-1 A (11/06)
Valid until next update
*Destroy April 30, 2007